UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive additional materials
☒ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ProAssurance Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of an article provided to insurance agency and brokerage firm employees relating to the proposed acquisition of ProAssurance Corporation, a Delaware corporation (the “Company”) by The Doctors Company, a California-domiciled reciprocal inter-insurance exchange (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated March 19, 2025, by and among the Company, Parent and Jackson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent. This item was first used or made available on April 30, 2025.

ProAssurance Joining with The Doctors Company to Create Premier MPL Company

To our agency partners:

We are pleased to inform you that ProAssurance has agreed to be acquired by The Doctors Company, which will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. We believe this transaction will be beneficial to our distribution partners and their clients and is appropriate given the rapidly consolidating healthcare and broker industries. The purpose of this message is to set your expectations about the benefits to you and the timeline of anticipated events.

First, you and your clients can expect a continuation of all services you are receiving from ProAssurance at the same high standards and dedication to excellence. You will see no change in our commitment to the agent/broker distribution model nor to the incentive and recognition programs we have in place for 2025.

From a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions.

The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry. We believe our combined strengths will now create the premier medical malpractice company and be the preferred choice of our distribution partners and healthcare clients. Finally, the financial stability created by combining our companies will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

As many of you with dual appointments already know, the agent/broker model is by far the primary distribution channel for both ProAssurance and The Doctors Company. Upon the close of the transaction, Business Development leadership will review all current broker agreements and determine with you the best path forward.

In addition to being physician-led, strong on claims defense, and financially stable, The Doctors Company offers a loyalty program, The Tribute Plan. Created in 2007, this is an unrivaled financial benefit that rewards physicians for their loyalty and dedication to superior patient care. To date, The Tribute Plan has awarded more than $175 million to over 13,500 recipients.

You’ll be able to find the most current information about this transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC.

Thank you for being a partner of ProAssurance. We are excited about how this will benefit you, and look forward to advancing, protecting, and rewarding your clients’ good medicine for years to come.

Mike Rosenthal (with photo)
Senior Vice President, Business Development

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed acquisition of ProAssurance Corporation by The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed acquisition, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to deliver the definitive proxy statement to its stockholders in connection with the proposed acquisition. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed acquisition is set forth in ProAssurance’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed acquisition, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible," "potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that ProAssurance Corporation’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance Corporation or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance Corporation’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance Corporation to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance Corporation’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance Corporation’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance Corporation to pay a termination fee ; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance Corporation by The Doctors Company. In connection with this proposed acquisition, ProAssurance Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance Corporation has filed or may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) relating to the proposed acquisition (if and when available) will be Delivered to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance Corporation will be available free of charge on ProAssurance Corporation’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.

Participants in Solicitation

ProAssurance Corporation, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed acquisition. Information about the directors and executive officers of ProAssurance Corporation is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025. To the extent that holdings of ProAssurance Corporation’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance Corporation’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.